UNITED STATES
         SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C. 20549

               FORM 8-K
               Current Report

               Pursuant to Section 13 or 15(d)
               of The Securities Act of 1934



Date of Report:  September 5, 2000

                   WESTVACO CORPORATION
     (Exact Name of Registrant as Specified in Its Charter)


  DELAWARE                1-3013                 13-1466285
(State or other)        (Commission             (I.R.S. Employer
 jurisdiction            File Number)            Identification No.)
 of incorporation)


     299 PARK AVENUE, NEW YORK, NEW YORK     10171
                                             (Zip Code)



Registrant's telephone number, including area code  (212)  688-5000


ITEM 5.   OTHER EVENTS

 Westvaco issued a news release on September 5, 2000, a copy of the news release is filed as Exhibit 99.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

 Exhibit 99 News release issued by the Company on September 5, 2000


                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           WESTVACO CORPORATION
                          By _______________________
                               John W. Hetherington
                               Vice President and
                                Secretary
  Date September 5, 2000






                    EXHIBIT INDEX


                                                       Page No.
     Exhibit 99 News release issued by the Company
               on September 5, 2000                    3


                                                       Exhibit 99

Media Contacts:          Investor Relations Contact:
William P. Fuller III    Roger A. Holmes
(212) 318-5250           (212) 318-5288


FOR IMMEDIATE RELEASE:

 WESTVACO ADDS TO GLOBAL PACKAGING BUSINESS WITH EUROPEAN TRANSACTION

 Company sees synergies and growth opportunities in deal with Alfred Wall AG


   NEW YORK, NY, September 5, 2000 - Westvaco Corporation
(NYSE: W), today announced a definitive agreement to acquire a majority interest in Alfred Wall AG, a leading
European supplier of consumer packaging based in Graz, Austria. Terms of the transaction were not disclosed.

     "Wall is an outstanding fit with our expanding global consumer packaging business," said John A. Luke, Jr., Chairman and CEO of Westvaco. "The company became a leader in European consumer packaging markets by building superior manufacturing capabilities and emphasizing quality and innovation in its products and services."

     Mr. Luke added that the majority of Wall's customers do not currently buy packaging from Westvaco. "Wall not only extends our customer and geographic reach, it provides us with a base from which to significantly expand as a packaging supplier to multinational companies in the pharmaceutical, cosmetics and personal care markets."
Westvaco currently serves those markets from U.S.
operations.

Wall is a closely held business that has six packaging plants: one in Austria, one in the United Kingdom, two in Germany and two in Poland. The company operates as two separate business units, general packaging and tobacco packaging. General packaging markets include food, confectionery, cosmetics, consumer electronics, and personal care. Wall has a strong customer base in Western
Europe and the promising Eastern European markets, as well as customers in the Middle East and Africa. Westvaco's consumer packaging plant in the Czech Republic will closely coordinate its activities with the Wall organization, giving the Czech plant access to broader sales and marketing support in general and tobacco packaging markets.

     Wall employs about 900 people and has annual sales of about $120 million. With Wall, Westvaco will have 42 consumer packaging and printing operations, including facilities in 10 U.S. states and Puerto Rico, Austria,
Brazil, Germany, Ireland, The Netherlands, Poland, the
Czech Republic and the United Kingdom.

     All of Wall's plants have modern printing and package converting equipment and a reputation for producing high quality products. Wall is considered a technology leader in Europe where it is the only paperboard printer and packaging converter with advanced prepress and in-house cylinder manufacturing capabilities. With nearly 500,000 square feet of production space and diverse equipment, Wall's plant in Graz, Austria, is one of the premier consumer packaging plants in Europe. Wall's other plants are located in Crimmitschau and Dresden, Germany, Bydgoszcz and Krakow, Poland, and Slough, United Kingdom. The plant in Krakow is operated as a joint venture with Mayr-Melnhof
Karton AG.

     "Becoming part of a larger network of packaging operations will create opportunities for us to offer additional products and services to Wall's customers, as well as to Westvaco's customers," said Mag. Alfred Wall, CEO of Alfred Wall AG. "We look forward to taking advantage of those opportunities and adding to Westvaco's ability to provide a unique blend of packaging solutions."

     Alfred Wall will continue in an executive management position of Alfred Wall AG and Dr. Georg Wall will continue as Chairman of the company's Supervisory Board. "The Wall brothers have done a magnificent job in establishing their company as one of Europe's premier suppliers of consumer packaging," said Mr. Luke. "We are fortunate to have their experience, relationships, market knowledge and skills as we grow our business in Europe."

     Westvaco's transaction with Wall is subject to routine regulatory review, which Westvaco anticipates will be completed in two to three months. The company expects that Wall's operations will have a neutral effect on its earnings for about a year before becoming accretive.

The arrangement with Wall is Westvaco's latest action to strengthen the company's position as a provider of packaging solutions to global consumer product companies.
In July, Westvaco acquired IMPAC Group, Inc., a leading
North American and European supplier of packaging for entertainment products, cosmetics and health and beauty aids. At the same time, the company formed its new global
Consumer Packaging Group, combining IMPAC's operations with the pharmaceutical and health care packaging operations of Mebane Packaging, acquired in January 2000, and its previously existing consumer packaging business serving food, tobacco and other consumer markets. The new consumer packaging platform is part of the broader Packaging
Resources Group that was formed last year through the combination of all Westvaco packaging operations. Other recent steps to extend Westvaco's packaging business include the acquisition of assets from Agaprint Embalagens, one of Brazil's leading suppliers of consumer packaging, and the closely held DuBOIS Holdings Limited. DuBOIS is the global licenser and European manufacturer of the world's top-selling DVD package.

Westvaco Corporation (www.westvaco.com), headquartered in
New York, NY, is a major producer of packaging, paper and specialty chemicals. The company serves customers in more than 70 countries with operations in the United States, South America and Europe.

Certain statements in this document and elsewhere by management of the company that are neither reported financial results nor other historical information are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company.
Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company, or industry results, to differ materially from those expressed, or implied by the forwardlooking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed in or implied by the forward-looking statements include, but are not limited to, competitive pricing for the company's products; changes in raw materials, energy and other costs; technological developments; fluctuations in demand and changes in production capacities; changes in economic growth in the U.S. and international economies, especially in Asia and Brazil; government policies and regulations, including but not limited to those affecting the environment and the tobacco industry; and currency movements.